Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf US Bond Index Fund, a series of Scudder Advisor Funds II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 26, 2005                      /s/ Julian Sluyters
                                     Julian Sluyters
                                     Chief Executive Officer
                                     US Bond Index Fund, a series of Scudder
                                     Advisor Funds II

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of US Bond Index Fund, a series of Scudder Advisor Funds II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 26, 2005                      /s/ Paul Schubert
                                     Paul Schubert
                                     Chief Financial Officer
                                     US Bond Index Fund, a series of Scudder
                                     Advisor Funds II